                                                                  Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 33-93544) of White River Corporation and in the related Prospectus of our report dated March 24, 1997, with respect to the consolidated financial statements of White River Corporation included in this Annual Report (Form 10-K) for the year ended December 31, 1996.


                                              ERNST & YOUNG LLP


Stamford, Connecticut
March 25, 1997